UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 21, 2007

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

Filing of Amendment No. 1 to Form S-4 Registration Statement

Previously, on February 8, 2007, Forest Oil Corporation (“Forest”) announced that it had filed a Form S-4 Registration Statement (the “Form S-4”) with the Securities and Exchange Commission (the “SEC”), including a joint proxy statement/prospectus in furtherance of its pending merger transaction with The Houston Exploration Company (“Houston Exploration”).  On March 21, 2007, Forest filed Amendment No. 1 (“Amendment No. 1”) to the Form S-4.  The Form S-4 contains information about Forest, Houston Exploration, the merger and the combined operations of Forest following the merger, assuming the approval of the issuance of shares of Forest common stock in the merger by Forest shareholders, the approval of the merger by the Houston Exploration stockholders and the satisfaction or waiver of the other conditions to the merger.  Amendment No. 1 includes updated information, including information that may not have been previously made publicly available by Forest.

The updated information contained in Amendment No. 1 includes historical and unaudited pro forma financial and operating information for the year ended December 31, 2006, updated comparative per share information, updated risk factors relating to the merger and relating to Forest following the merger, additional information regarding the background of the merger, and unaudited pro forma combined financial statements and explanatory notes that present how the combined financial statements of Forest and Houston Exploration may have appeared had the merger transactions been completed and the businesses actually combined as of December 31, 2006 (with respect to the balance sheet information) or as of January 1, 2006 (with respect to statement of operations information).  In addition, Forest filed additional exhibits with Amendment No.1.  The foregoing information appears in the following sections in Amendment No. 1:

“Summary Historical Financial and Operating Information of Forest”

“Summary Unaudited Pro Forma Combined Financial Information”

“Unaudited Comparative Per Share Data”

“Risk Factors — Risk Factors Relating to the Merger, and — Risk Factors Relating to Forest Following the Merger — Forest may be more vulnerable to a ceiling test writedown following the merger with Houston Exploration”

“The Merger”

“Unaudited Combined Financial Statements” (and the accompanying explanatory notes)

Exhibit Index

The foregoing summary is not a substitute for Amendment No. 1 to the Form S-4 filed with the SEC in connection with the proposed merger, or the joint proxy statement/prospectus.  The Form S-4 has not yet been declared effective by the SEC.  Investors are urged to read the joint proxy statement/prospectus, which contains important information, including detailed risk factors, when it becomes available.  The joint proxy statement/prospectus and other documents that will be filed by Forest and Houston Exploration with the Securities and Exchange Commission will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request to Forest Oil Corporation, 707 17th Street, Suite 3600, Denver, CO 80202, Attention: Investor Relations; or by directing a request to The Houston Exploration Company, 1100 Louisiana Street, Suite 2000, Houston, TX 77002, Attention: Investor Relations.

Item 8.01.              Other Events.

Updated Risk Factor

In connection with the filing of Amendment No. 1, Forest updated certain risk factors included in the Form S-4 and its 2006 Annual Report on Form 10-K, including the risk factor entitled, “Forest will be more vulnerable to a ceiling test writedown following the merger with Houston Exploration,” which updated risk factor is incorporated herein by reference.

The information furnished in this Current Report under the heading “Item 7.01 Regulation FD Disclosure” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forest, Houston Exploration and their respective directors, and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.

Information about the participants in the solicitation will be set forth in the joint proxy statement/prospectus.

Item 9.01.              Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: March 21, 2007	By	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Vice President, General Counsel and
Secretary